Rule 497(e)

File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 – PremireSolutions Standard
333-72042	HV-5244 – PremireSolutions Standard (Series II)
333-72042	HV-5795 – PremireSolutions Standard (Series A)
333-72042	HV-6779 – PremireSolutions Standard (Series A-II)
333-72042	HV-4899 – PremireSolutions New Jersey Institutions of Higher Education

Supplement dated August 20, 2021 to your Prospectus

SUB-ADVISER CHANGE

MassMutual Strategic Bond Fund

Effective immediately, Brandywine Global Investment Management, LLC is now a sub-adviser to the MassMutual Strategic Bond Fund. Western Asset Management Company, LLC and Western Asset Management Company Limited will remain as the other sub-advisers to the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.